UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report : October 15, 2021

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

One New Orchard Road
Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
NYSE Chicago
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.250% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On October 15, 2021, International Business Machines Corporation (the “Company”) sent a notice (the “Blackout Notice”) to its directors and executive officers informing them that they will be subject to certain trading restrictions with respect to Company common stock acquired in connection with their services as a director or an executive officer of the Company as a result of a blackout period (the “Blackout Period”), described below, under the IBM 401(k) Plus Plan (the “Plan”), a retirement plan sponsored by the Company that is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended. The administrator of the Plan will impose restrictions on transactions by participants in the Plan during the Blackout Period in order to provide for the conversion of the IBM Stock Fund of the Plan (the “IBM Stock Fund”), which is an investment option under the Plan that consists primarily of shares of Company common stock, into a new stock fund in respect of common stock of Kyndryl Holdings, Inc., in connection with, and contingent upon, the closing of the spin-off contemplated under the separation and distribution agreement and certain other transaction-related agreements among the Company and Kyndryl Holdings, Inc. (the “Spin-Off”), expected to close before the end of 2021. During this Blackout Period, Plan participants and beneficiaries temporarily will be prevented from effecting transactions involving the IBM Stock Fund. Such Blackout Period is currently expected to begin at 4:00 p.m., Eastern Time, on November 3, 2021, and to end at the end of the day on November 10.

A copy of the Blackout Notice to directors and executive officers of the Company, which includes the information required by Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Form of Required Black-Out Notice – Spin-Off-Related Stock Trading Restrictions, dated October 15, 2021

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Business Machines Corporation

Dated: October 15, 2021	By:	/s/ Frank Sedlarcik
Frank Sedlarcik
Vice President, Assistant General Counsel and Secretary

3